UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported): November 6, 2006

Alesco Financial Inc.

(formerly Sunset Financial Resources, Inc.)

(Exact name of Registrant as specified in its charter)

Maryland	001-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

(Address of principal executive offices) (Zip Code)

(215) 701-9555

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 6, 2006, Alesco Financial Inc. (the “Company”) announced by press release (which is attached as Exhibit 99.1 hereto) that the audit committee of the Company engaged Ernst & Young LLP as its new independent registered public accounting firm to replace Hancock Askew & Co., LLP (the “Former Accountant”), who, on October 13, 2006, notified the Company of its resignation effective as of the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, which was filed on November 3, 2006. The Company filed a Form 8-K on October 13, 2006 disclosing the Former Accountant’s resignation, which is incorporated herein by reference. The engagement of Ernst & Young LLP remains subject to the execution of a definitive engagement letter.

Ernst & Young LLP served as the Company’s certifying accountant for the period from October 6, 2003 (the Company’s inception) through December 31, 2003, the fiscal year ended December 31, 2004 and the subsequent quarterly periods ended June 30, 2005. Ernst & Young LLP also audited the consolidated balance sheet as of March 31, 2006 of Alesco Financial Trust (“AFT”), a Maryland real estate investment trust who, on October 6, 2006, merged with and into a wholly-owned subsidiary of the Company, as well as AFT’s related consolidated statement of income, other comprehensive loss, shareholders’ equity and cash flows for the period from January 31, 2006 (the commencement of AFT’s operations) to March 31, 2006 and continued as AFT’s certifying accountant for the quarterly periods ended September 30, 2006.

Ernst & Young LLP resigned as the Company’s independent registered public accounting firm on August 22, 2005. Ernst & Young LLP’s reports on the Company’s financial statements for the period from October 6, 2003 through December 31, 2003, and the fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company’s financial statements for the period from October 6, 2003 through December 31, 2003, and the fiscal year ended December 31, 2004 and, in the subsequent interim period through August 22, 2005, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Except as set out above, during the Company’s two most recent fiscal years and the subsequent interim period, neither the Company nor anyone on its behalf has consulted with Ernst & Young LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided by Ernst & Young LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” as defined in Item 304(a)(1) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release dated November 6, 2006

99.2	Current Report on Form 8-K dated October 13, 2006 and filed with the SEC on October 13, 2006 announcing the resignation of Hancock Askew & Co., LLP (incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2006

ALESCO FINANCIAL INC.

By:	/s/ John J. Longino
John J. Longino
Chief Financial Officer